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                                                                       EXHIBIT 1


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


TO THE THREE-FIVE SYSTEMS, INC. 401(k) PROFIT SHARING PLAN:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into Three-Five Systems, Inc.'s previously filed Registration Statement on Form S-8 (File No. 333-57933).

                                            /S/ ARTHUR ANDERSEN LLP


PHOENIX, ARIZONA
JUNE 29, 2001